UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 15, 2019

PURE HARVEST CANNABIS GROUP, INC.

(Name of registrant as specified in its charter)

Colorado	333-212055	71-0952431
State of Incorporation	Commission File Number	IRS Employer Identification No.

929 Colorado Ave.

Santa Monica, CA 90401

Address of principal executive offices

(800) 560-5148

Telephone number, including

Area code

Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

Emerging Growth Company [X]

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13a of the Exchange Act. [  ]

Securities registered pursuant to Section 12(g) of the Act: None

Item 8.01	Other Events

On May 15, 2019, the Company issued a press release, filed as Exhibit 99.1, concerning the Company’s presentation at Westpark Capital’s Sales and Equity conference.

The Company’s presentation at the Conference is filed as Exhibit 99.2.

Item 9.01.	Financial Statements and Exhibits

Number	Description

99.1	Press Release

99.2	Presentation at Conference

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

May 20, 2019

PURE HARVEST CANNABIS GROUP, INC.

By:	/s/ David Lamadrid
David Lamadrid
Chief Executive Officer

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